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                                                                    EXHIBIT 99.1

                          SECURITIES PURCHASE AGREEMENT

                                     Between

                                GERON CORPORATION

                                       and

                        RGC INTERNATIONAL INVESTORS, LDC



                         Dated as of September 30, 1999

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                          SECURITIES PURCHASE AGREEMENT

                  THIS SECURITIES PURCHASE AGREEMENT (this "AGREEMENT") is dated as of September 30, 1999, between Geron Corporation, a Delaware corporation (the "COMPANY") and RGC INTERNATIONAL INVESTORS, LDC, a Cayman Islands limited duration company (together with its affiliates to which rights hereunder may be transferred pursuant to Section 5.6 hereof and any other assignee or transferee of its rights hereunder in accordance with Section 5.6 hereof, the "Purchaser").

                  WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to acquire from the Company, an aggregate of Twelve Million Five Hundred Thousand Dollars ($12,500,000) in principal amount of Series C Two Percent (2%) Convertible Debentures, in the form attached hereto as EXHIBIT "A" (the "DEBENTURES"), and warrants, in the forms attached hereto as EXHIBITS "B-1" and "B-2" (the "WARRANTS"), to purchase up to One Million One Hundred Thousand (1,100,000) shares of the Company's common stock, par value $.001 per share (the "COMMON STOCK").

                  WHEREAS, contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as EXHIBIT "C" (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "SECURITIES ACT") and the rules and regulations promulgated thereunder, and applicable state securities laws.

                  IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and each Purchaser agree as follows:

                                    ARTICLE 1

                PURCHASE AND SALE OF THE DEBENTURES AND WARRANTS

         1.1 PURCHASE AND SALE. Subject to the terms and conditions set forth herein, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company on the Closing Date (as defined below), the Debentures and the Warrants for an aggregate purchase price of $12,500,000 (the "PURCHASE PRICE").

         1.2 THE CLOSING. The closing of the purchase and sale of the Debentures and Warrants (the "CLOSING") shall take place at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103 immediately following the execution hereof or such later date or different location as the parties shall agree, but not prior to the date that the conditions set forth in
Section 4.1 have been satisfied or waived by the appropriate party (the "CLOSING DATE"). At the Closing Date:

             (a) The Purchaser shall deliver to the Company the Purchase Price in United States dollars in immediately available funds to an account designated in writing by the Company;


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             (b) The Company shall deliver to the Purchaser the Debentures;

             (c) The Company shall deliver to the Purchaser the Warrants;

             (d) The parties shall execute and deliver each of the documents referred to in Section 4.1 hereof; and

             (e) The Company shall reimburse Rose Glen Capital Management, L.P. ("Rose Glen") for all expenses reasonably incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys' and consultants' fees and expenses and travel expenses. The Company's obligation to reimburse Rose Glen's expenses under this
Section 1.2(e) shall be limited to Twenty-Five Thousand Dollars ($25,000).

                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

         2.1 REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company hereby makes the following representations and warranties to the
Purchaser:

             (a) ORGANIZATION AND QUALIFICATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own, lease, use and operate its properties and assets and to carry on its business as currently conducted. Except as set forth on Schedule 2.1(a) (which, with the other schedules referenced herein, have been delivered separately to the Purchaser), the Company has no subsidiaries (collectively, the "SUBSIDIARIES" (as defined below)). Each of the Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own, lease, use and operate its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a Material Adverse Effect (as defined below). "MATERIAL ADVERSE EFFECT" means any material adverse effect on (i) the Securities (as defined below), (ii) the business, operations, assets, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, (iii) on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith, or (iv) the authority or the ability of the Company to perform its obligation under this Agreement, the Registration Rights Agreement, the Debentures or the Warrants. "SUBSIDIARIES" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest and which would be deemed to be a "significant subsidiary" (as such term is defined in Rule 1-02(w) of Regulation S-X promulgated under the Securities Act).

             (b) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this


                                       3.
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Agreement and the Debentures, the Warrants and the Registration Rights Agreement
(collectively, the "TRANSACTION DOCUMENTS"), and otherwise to carry out its obligations hereunder and thereunder including issuance of the Securities (as defined in Section 2(d) below). The execution and delivery of each of this Agreement and the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Debentures and the Warrants and the issuance and reservation for issuance of the Debenture Shares (as defined in Section 2(d) below) issuable upon conversion of or otherwise pursuant to the Debentures and the Warrant Shares (as defined in Section 2(d) below) issuable upon exercise of or otherwise pursuant to the Warrants) have been duly authorized by all necessary corporate action and no further action is required by the Company, its Board of Directors or its stockholders. Each of this Agreement and the Transaction Documents has been duly executed by the Company and when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

             (c) CAPITALIZATION. As of the date hereof and immediately prior to the Closing Date, the authorized and outstanding capital stock and all shares of capital stock reserved for issuance pursuant to securities (other than the Debentures and the Warrants) exercisable for, or convertible into or exchangeable for shares of any of the capital stock of the Company is, and will be, as set forth on Schedule 2.1(c). The issuance and sale of all interests in such capital stock have been in compliance with all applicable federal and state securities laws. No shares of capital stock are entitled to preemptive or similar rights, nor is any holder of the capital stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of this Agreement or the Transaction Documents. Except as disclosed on Schedule 2.1(c), other than the Debentures and the Warrants, there are no outstanding options, warrants, scrip, rights to subscribe to, calls, puts or commitments of any character whatsoever relating to securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of capital stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of capital stock, or securities or rights convertible or exchangeable into shares of capital stock. No anti-dilution or similar adjustment provision of securities of the Company will be triggered by the issuance of the Debentures, the Warrants, the Debenture Shares or the Warrant Shares except as described on Schedule 2.1(c). The Company is not subject (contingent or otherwise) to repurchase or otherwise acquire or retire any units of its capital stock or any security convertible into or exchangeable for any of its capital stock. Except as specifically disclosed in the SEC Documents (as defined below), to the Company's best knowledge, no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock. "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.


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             (d) AUTHORIZATION AND VALIDITY; ISSUANCE OF SHARES. All of the
Debentures and the Warrants have been duly authorized, and when delivered against payment therefor as contemplated hereby, will be validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances and Company rights of first refusal, other than liens and encumbrances created by the Purchaser (collectively, "LIENS") and will not be subject to any preemptive or similar rights. The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Debentures (including, without limitation, such additional shares of Common Stock, if any, as are issuable as a result of the events described in Section 2(c) of the Registration Rights Agreement) (such shares of Common Stock being collectively referred to herein as the "DEBENTURE SHARES") and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants (the "WARRANT SHARES" and, collectively with the Debenture Shares, the "UNDERLYING SHARES") are and will at all times hereafter continue to be duly authorized and reserved for issuance and the shares of Common Stock, when issued upon conversion of or otherwise pursuant to the Debentures and upon exercise of or otherwise pursuant to the Warrants in accordance with their respective terms, will be validly issued, fully paid and non-assessable, free and clear of all Liens. The Debentures, Warrants, Debenture Shares and Warrant Shares are collectively referred to herein as the "SECURITIES."

             (e) ACKNOWLEDGMENT OF DILUTION. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon issuance of the Debenture Shares upon conversion of or otherwise pursuant to the Debentures and upon issuance of the Warrant Shares upon exercise of or otherwise pursuant to the Warrants. The Company's directors and executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Company further acknowledges that its obligation to issue Debenture Shares and Warrant Shares upon conversion of the Debentures or exercise of the Warrants in accordance with this Agreement, the Debentures and the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company. Taking the foregoing into account, the Company's Board of Directors has determined, in its good faith business judgement, that the issuance of the Securities hereunder and the consummation of the transactions contemplated hereby and thereby in the best interests of the Company and its stockholders.

             (f) NO CONFLICTS. The execution, delivery and performance of this Agreement and the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Debenture Shares and Warrant Shares) do not and will not (i) conflict with or violate any provision of the certificate of incorporation, bylaws or other charter documents of the Company or any of the Subsidiaries (other than the issuance of additional authorized shares of Common Stock pursuant to Section 3.17 of this Agreement),
(ii) subject to obtaining the consents referred to in Section 2.1(g), violate or conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, license or instrument (evidencing a Company or Subsidiary debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including Federal


                                       5.
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and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject), or by which any material property or asset of the Company or any Subsidiary is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations or cancellations that are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect).

             (g) CONSENTS AND APPROVALS. Except as specifically set forth on
Schedule 2.1(g), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, regulatory agency, self-regulatory organization or stock market or other person in connection with the execution, delivery and performance by the Company of this Agreement or the Transaction Documents or to issue and sell the Debentures and Warrants in accordance with the terms hereof and to issue the Debenture Shares upon conversion of or otherwise pursuant to the Debentures and the Warrant Shares upon exercise of or otherwise pursuant to the Warrants, other than (i) the filing of a registration statement with the Securities and Exchange Commission (the "COMMISSION"), which shall be filed in accordance with and in the time periods set forth in the Registration Rights Agreement, (ii) the notification(s) or any letter(s) acceptable to the Nasdaq Stock Market ("NASDAQ") for the listing of the Underlying Shares on the Nasdaq National Market (and with any other national securities exchange or market on which the Common Stock is then listed), and (iii) any filings, notices or registrations under applicable state securities laws (together with the consents, waivers, authorizations, orders, notices and filings referred to on
Schedule 2.1(g), the "REQUIRED APPROVALS"). The Company is not in violation of the listing requirements of the Nasdaq and does not reasonably anticipate that the Common Stock will be delisted by the Nasdaq in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

             (h) LITIGATION; PROCEEDINGS. Except as specifically set forth on
Schedule 2.1(h), there is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Transaction Documents or (ii) would individually or in the aggregate, have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. Schedule 2.1(h) contains a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against or affecting the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect.

             (i) NO DEFAULT OR VIOLATION. Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation or bylaws and neither the Company nor any of its Subsidiaries is in default (and, to the Company's knowledge, no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its


                                       6.
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Subsidiaries is bound or affected, except for such defaults and events as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity where such violation would cause a Material Adverse Effect.

             (j) DISCLOSURE; ABSENCE OF CERTAIN CHANGES. Neither this Agreement, the Schedules to this Agreement, the Transaction Documents or any other information provided to the Purchaser by the Company in connection with the transactions contemplated hereby contain, nor did the SEC Documents (as defined below), when filed, or if amended, when amended, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made herein and therein, in light of the circumstances under which they were made, not misleading. Except as disclosed on Schedule 2.1(j) or the SEC Documents filed on EDGAR at least five business days prior to the date hereof, since December 31, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, liabilities or results of operations or, insofar as can reasonably be foreseen, prospects of the Company or the Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective businesses, properties, operations or financial condition or, insofar as can reasonably be foreseen, prospects, which has not been publicly announced or disclosed but under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the Exchange Act are being incorporated into an effective registration statement filed by the Company under the Securities Act.)

             (k) PRIVATE OFFERING. Except for the issuance of those certain Series A Zero-Coupon Convertible Debentures and Series B Zero-Coupon
Convertible Debentures issued pursuant to the Securities Purchase Agreement, dated as of December 10, 1998, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Purchaser. The issuance of the Securities to the Purchaser will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities, except for the issuance of those certain Series A Zero-Coupon Convertible Debentures and Series B Zero-Coupon Convertible Debentures issued pursuant to the Securities Purchase Agreement, dated as of December 10, 1998.

                  (l) SEC DOCUMENTS; FINANCIAL STATEMENTS. The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act. The Company has filed all reports schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13, 14 or 15(d) thereof (all of the foregoing filed


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prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being collectively referred to herein as the "SEC DOCUMENTS"), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. The Company has made available to each Purchaser true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior to the date hereof). All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject have been filed as exhibits to the SEC Documents to the extent required; neither the Company nor any of its Subsidiaries is in breach of any agreement where such breach, individually or in the aggregate, would have a Material Adverse Effect. The financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 1998 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

             (m) INVESTMENT COMPANY. The Company is not, and is not controlled by or under common control with an affiliate (as defined in Rule 144 promulgated under the Securities Act (or a successor rule ("RULE 144")) (an "AFFILIATE") of an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

             (n) BROKER'S FEES. No fees or commissions or similar payments with respect to the transactions contemplated by this Agreement or the Transaction Documents have been paid or will be payable by the Company to any broker, financial advisor, finder, investment banker, or bank. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 2.1(n) that may be due in connection with the transactions contemplated by this Agreement and the Transaction Documents.


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             (o) FORM S-3 ELIGIBILITY. The Company is, and at the Closing Date
will be, eligible to register securities (including the Underlying Shares) for resale with the Commission on Form S-3 (or any successor form) promulgated under the Securities Act.

             (p) LISTING AND MAINTENANCE REQUIREMENTS COMPLIANCE. The principal market on which the Common Stock is currently traded is the Nasdaq National Market. Except as disclosed on Schedule 2.1(p), the Company has not in the three years preceding the date hereof received notice (written or oral) from Nasdaq (or any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted)) to the effect that the Company is not in compliance with the listing or maintenance requirements of such market or exchange. The Company is not aware of any facts which would reasonably lead to delisting or suspension of the Common Stock by Nasdaq. After giving effect to the transactions contemplated by this Agreement and the Transaction Documents, the Company believes that it is and will be in compliance with all such maintenance requirements.

             (q) PATENTS AND TRADEMARKS, ETC.

                 (i) To the Company's best knowledge, the Company or its Subsidiaries has, or has rights to use, all patents, patent applications, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names, copyrights, licenses and rights (collectively, the "INTELLECTUAL PROPERTY RIGHTS") which are necessary for use in connection with its business, as currently conducted and as described in the SEC Documents. To the best knowledge of the Company, there is no existing infringement by another Person of any of the Intellectual Property Rights which are necessary for use in connection with the Company's business which would, individually or in the aggregate, have a Material Adverse Effect, and the Company is not infringing on any other person's Intellectual Property Rights. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property Rights.

                 (ii) To the Company's best knowledge, all of the Company's and all of its Subsidiaries' computer software and computer hardware, and other similar or related items of automated, computerized or software systems that are used or relied on by the Company or any Subsidiary in the conduct of its business (collectively, "INFORMATION TECHNOLOGY"), are Year 2000 Compliant, except where a failure to be Year 2000 Compliant would not cause a Material Adverse Effect. For purposes of this Agreement, the term "YEAR 2000 COMPLIANT" means, with respect to the Company's and all of its Subsidiaries' Information Technology, that the Information Technology is designed to be used prior to, during and after the calendar Year 2000 A.D., and the Information Technology used during each such time period will accurately receive, provide and process date and time data (including, but not limited to, calculating, comparing and sequencing) from, into and between the 20th and 21st centuries, including the years 1999 and 2000, and leap-year calculations, and will not malfunction, cease to function, or provide invalid or incorrect results as a result of the date or time data, to the extent that other information technology, used in combination with the Information Technology, properly exchanges date and time data with it.

             (r) EMPLOYEE RELATIONS. Neither the Company nor any of its Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its


                                       9.

Subsidiaries, is any such dispute threatened. Neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that relations with their employees are good. Except as set forth on Schedule 2.1(r), no executive officer (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company.

             (s) REGISTRATION RIGHTS; RIGHTS OF PARTICIPATION. Except as described on Schedule 2.1(s) hereto, (i) the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied and (ii) no Person, including, but not limited to, current or former stockholders of the Company, underwriters, brokers or agents, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement or any Transaction Document.

             (t) TITLE. Except as disclosed on Schedule 2.1(t), the Company and the Subsidiaries have good and marketable title in fee simple to all real property and personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and, to the Company's best knowledge, enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries.

             (u) PERMITS. The Company and the Subsidiaries possess all certificates, authorizations, licenses, easements, consents, approvals, orders and permits necessary to own, lease and operate their respective properties and to conduct their respective businesses as currently conducted except where the failure to possess such permits would not, individually or in the aggregate, have a Material Adverse Effect ("MATERIAL PERMITS"), and there is no proceeding pending, or, to the knowledge of the Company, threatened relating to the revocation, modification, suspension or cancellation of any Material Permit. Neither the Company nor any of the Subsidiaries is in conflict with or default or violation of any Material Permit.

             (v) INSURANCE. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverages as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

             (w) INTERNAL ACCOUNTING CONTROLS. The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific


                                      10.

authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

             (x) TAX STATUS; FIRPTA. The Company and each of the Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on it books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company is not a "United States real property holding corporation" within the meaning of
Section 847(c)(2) of the Internal Revenue Code of 1986, as amended.

             (y) TRANSACTIONS WITH AFFILIATES. Except as set forth on Schedule 2.1(c) or Schedule 2.1(y), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

             (z) ACKNOWLEDGMENT REGARDING PURCHASER'S PURCHASE OF SECURITIES. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and that any statement made by the Purchaser or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchaser's purchase of the Securities and has not been relied upon by the Company, its officers or directors in any way. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives and the representations and warranties of the Purchaser set forth herein.

             (aa) ENVIRONMENTAL LAWS. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic


                                      11.

substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permits, licenses or other approvals except where the failure of any of the foregoing would not result in a Material Adverse Effect.

             (bb) FOREIGN CORRUPT PRACTICES. To the Company's best knowledge, neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee form corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

             (cc) SOLICITATION MATERIALS. The Company has not (i) distributed any offering materials in connection with the offering and sale of the Debentures or the Warrants, other than the SEC Documents, the Schedules to this Agreement, any amendments and supplements thereto and the materials listed on
Schedule 2.1(cc), or (ii) solicited any offer to buy or sell the Debentures or the Warrants by means of any form of general solicitation or advertising.

             (dd) SOLVENCY. The Company (both before and after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature. The Company did not receive a qualified opinion from its auditors with respect to its most recent fiscal year end and does not anticipate or know of any basis upon which its auditors might issue a qualified opinion in respect of its current fiscal year.

         2.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company as follows:

             (a) ORGANIZATION; AUTHORITY. The Purchaser is a limited duration company duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation with the requisite power and authority, corporate or otherwise, to enter into and to consummate the transactions contemplated hereby and by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by the Purchaser of the Debentures and the Warrants hereunder has been duly authorized by all necessary action on the part of the Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.


                                      12.

             (b) INVESTMENT INTENT. As of the date hereof, the Purchaser is acquiring the Debentures and the Warrants for its own account and not with a present view to or for distributing or reselling the Debentures, the Warrants, the Debentures Shares or the Warrant Shares or any part thereof or interest therein except pursuant to sales registered or exempted from registration under the Securities Act; provided however, that by making the representations herein, Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

             (c) PURCHASER STATUS. At the time the Purchaser was offered the Debentures and the Warrants, and at the Closing Date, it was and will be an "accredited investor" as defined in Rule 501 under the Securities Act.

             (d) RELIANCE. The Purchaser understands and acknowledges that (i) the Debentures and the Warrants are being offered and sold to the Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act or Regulation D promulgated thereunder and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the representations set forth in this
Section 2.2, and the Purchaser hereby consents to such reliance.

             (e) INFORMATION. The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Debentures and Warrants which have been requested by the Purchaser or its advisors. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company and receive responses to such questions. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser or any of its advisors or representatives shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in Section 2.1 above. The Purchaser understands that its investment in the Debentures and Warrants involves a significant degree of risk.

             (f) GOVERNMENTAL REVIEW. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Debentures or Warrants.

             (g) RESIDENCY. The Purchaser is a resident of the jurisdiction set forth immediately below the Purchaser's name on the signature pages hereto.

         The Company acknowledges and agrees that the Purchaser makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.


                                      13.

                                    ARTICLE 3

                                OTHER AGREEMENTS

         3.1 TRANSFER RESTRICTIONS.

             (a) If the Purchaser should decide to dispose of the Debentures, the Warrants, the Debentures Shares or the Warrant Shares held by it, the Purchaser understands and agrees that it may do so only (i) pursuant to an effective registration statement under the Securities Act, (ii) to the Company,
(iii) pursuant to an available exemption from the registration requirements of the Securities Act, or (iv) pursuant to Rule 144. In connection with any transfer of any Debentures, Warrants, Debenture Shares or Warrant Shares pursuant to clause (iii) of the preceding sentence, the Company may require the transferor thereof to provide to the Company a written opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions, to the effect that such transfer does not require registration of such transferred securities under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register any transfer by the Purchaser to an Affiliate of the Purchaser, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and agrees to be bound by the terms of this Agreement and the Registration Rights Agreement. Such transferee shall have the rights and obligations of the Purchaser under this Agreement and the Registration Rights Agreement. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement; provided, however, that upon execution on any such pledge, the pledgee shall be subject to the restrictions on transfer of the Securities contained in this Agreement.

             (b) The Purchaser agrees to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Debentures, the Warrants, the Debenture Shares and the Warrant Shares:

                 THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH
             THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT.

             Neither the Debentures, the Warrants, the Debenture Shares, nor the Warrant Shares shall contain the legend set forth above if (i) the issuance of any of such Securities occurs at any time while a Registration Statement (as defined in the Registration Rights Agreement) covering such Securities is effective under the Securities Act, (ii) in the written opinion of


                                      14.

counsel to the Company experienced in the area of United States securities laws such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission), (iii) such holder provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144 and such security is sold pursuant to Rule 144, or (iv) such Debentures, Warrants, Debenture Shares or Warrant Shares may be sold pursuant to Rule 144(k). The Company agrees that it will provide each Purchaser, upon request, with a certificate or certificates representing Debentures, Warrants, Debenture Shares or Warrant Shares, free from such legend at such time as such legend is no longer required hereunder. Purchaser agrees to sell all Debentures, Warrants and Underlying Shares, including those from which the legend set forth in this Section 3.1(b) has been removed, in compliance with all applicable prospectus delivery requirements under the Securities Act pursuant to Rule 144 or pursuant to another available exemption under the Securities Act.

             (c) STOP TRANSFER INSTRUCTION. The Company may make notations on its records or give instructions to any transfer agent with regard to the restrictions on transfer set forth in Section 3.1; provided, however, the Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions on transfer set forth in Section 3.1.

         3.2 FURNISHING OF INFORMATION; ELIGIBILITY TO USE FORM S-3. As long as the Purchaser owns the Debentures, the Warrants, the Debenture Shares or the Warrant Shares, the Company will cause the Common Stock to continue at all times to be registered under 12(g) of the Exchange Act, will timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to
Section 13, 14 or 15(d) of the Exchange Act and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such reporting and filing obligations. The Company further covenants that it will take such further action as any holder of the Debentures, the Warrants, the Debenture Shares or the Warrant Shares may reasonably request, all to the extent required from time to time to enable such Person to sell the Debentures, the Warrants, the Debenture Shares, or the Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act. The Company will take all necessary action to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3.

         3.3 BLUE SKY LAWS. In accordance with the Registration Rights Agreement, the Company shall qualify the Debentures Shares and the Warrant Shares under the securities or Blue Sky laws of such jurisdictions as the Purchasers may request and shall continue such qualification at all times while the Purchaser owns any such Debenture Shares or Warrant Shares.

         3.4 INTEGRATION. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Debentures, the Warrants, the Debenture Shares or the Warrant Shares (i) in a manner that would require the registration under the Securities Act of the sale of the Debentures, the Warrants, the Debenture Shares or the Warrant Shares to any


                                      15.

Purchaser or (ii) so as to require approval of the Company's stockholders for the issuance of the Securities.

         3.5 LISTING AND RESERVATION OF DEBENTURE SHARES AND WARRANT SHARES.

             (a) The Company shall promptly prepare and file with Nasdaq (as well as any other national securities exchange or market on which the Common Stock is then listed) a Notification Form(s) for Listing of Additional Shares or a letter(s) acceptable to Nasdaq covering and listing a number of shares of Common Stock which is at least equal to the aggregate amount of Underlying Shares sold or to be sold hereunder, (ii) take all steps necessary to cause the Underlying Shares to be approved for listing on Nasdaq (as well as on any other national securities exchange or market on which the Common Stock is then listed) as soon as possible thereafter and (iii) provide to the Purchaser evidence of such filing(s). So long as any Purchaser owns any of the Securities, the Company shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Debenture Shares and Warrant Shares from time to time issuable upon conversion of the Debentures or exercise of the Warrants. Neither the Company nor any of its Subsidiaries shall take any action which may result in the delisting or suspension of the Common Stock on Nasdaq. The Company will obtain and, so long as any Purchaser owns any of the Securities, maintain the listing and trading of its Common Stock on Nasdaq, the Nasdaq SmallCap Market ("NASDAQ SMALLCAP"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company shall promptly provide to the Purchaser copies of any notices it receives from Nasdaq regarding the continued eligibility of the Common Stock for listing on such automated quotation system.

             (b) The Company (i) at all times from the Closing Date to the Authorization Date (as defined in Section 3.17) shall reserve a minimum of 1,189,009 shares of its authorized but unissued Common Stock for issuance upon conversion of the Debentures and exercise of the Warrants and (ii) at all times after the Authorization Date shall reserve 125% of the number of shares of its authorized but unissued Common Stock which would be issuable upon full conversion of the Debentures and full exercise of the Warrants. Shares of Common Stock reserved for issuance upon conversion of the Debentures and exercise of the Warrants shall be allocated pro rata to each Purchaser in accordance with the amount of Debentures and Warrants held by such Purchaser. The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of or otherwise pursuant to the Debentures and exercise of or otherwise pursuant to the Warrants without the consent of each such Purchaser. If at any time after the Authorization Date the number of shares of Common Stock authorized and reserved for issuance is below 125% of the sum of (x) the number of Debenture Shares issuable upon conversion of or otherwise pursuant to the Debentures (based on the Conversion Price (as defined in the Debentures) in effect from time to time) and (y) the aggregate number of Warrant Shares issued and issuable upon exercise of or otherwise pursuant to the Warrants (based on the Exercise Price (as defined in the Warrants) of the Warrants in effect from time to time), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 3.6(b), in the


                                      16.

case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of an increase in such authorized number of shares.

         3.6 NOTICE OF BREACHES.

             (a) The Company and the Purchaser shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in this Agreement or in the Registration Rights Agreement, as well as any events or occurrences arising after the date hereof and prior to the Closing Date which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained herein to be incorrect or breached as of such Closing Date provided such notice will not constitute material non-public information. However, no disclosure by either party pursuant to this Section 3.7 shall be deemed to cure any breach of any representation, warranty or other agreement contained herein or in the Registration Rights Agreement.

             (b) Notwithstanding the generality of Section 3.7(a), the Company shall promptly notify, provided such notification will not constitute material non-public information, each Purchaser of any notice or claim (written or oral) that it receives from any lender of the Company or any Subsidiary to the effect that the consummation of the transactions contemplated hereby and by the Registration Rights Agreement violates or would violate any written agreement or understanding between such lender and the Company or any Subsidiary, and the Company shall promptly furnish by facsimile to the Purchasers a copy of any written statement in support of or relating to such claim or notice.

         3.7 FORM D; BLUE SKY LAWS. The Company agrees to file a Form D with respect to the Debentures and Warrants as required by Rule 506 under Regulation D and to provide a copy thereof to the Purchaser promptly after such filing. The Company shall, at or before the Closing, take such action as the Company shall reasonably determine is necessary to qualify the Debentures and Warrants for sale to the Purchaser pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Purchaser at or prior to the Closing.

         3.8 FUTURE FINANCINGS. Except for (i) issuance of the Underlying Shares; (ii) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof and listed on Schedule 2(c); (iii) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock or compensation plan pursuant to which Common Stock may be issued to any employee, officer, director or consultant of the Company which is either (a) approved by the stockholders of the Company or (b) approved by the compensation committee of the Company's Board of Directors for legitimate compensation purposes which provides for the purchase of the Common Stock at a purchase price of no less than 85% of the market price of the Common Stock on the date of issuance of such option, warrant, or other security; (iv) shares of Common Stock issued or deemed to have been issued in a Strategic Venture (as defined below);
(v) shares of Common Stock issued or deemed to have been issued as consideration for an acquisition by the Company of a division, assets or business (or stock constituting any portion thereof) from another person; (vi) securities sold by the Company in a firm commitment underwritten public offering


                                      17.

(excluding a continuous offering pursuant to Rule 415 under the Securities Act); or (vii) the issuance of up to an aggregate of Two Million Dollars ($2,000,000) of Common Stock pursuant to an equity line of credit arrangement, the Company will not, without the prior written consent of Rose Glen, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves (A) the issuance of Common Stock (whether upon conversion or exercise of a security convertible into or exercisable for Common Stock ("Convertible Securities") or otherwise) at a discount to the market price of the Common Stock on the date of issuance thereof or, in the case of Convertible Securities, the date of issuance of such Convertible Securities (in each case taking into account the value of any warrants or options to acquire Common Stock issued in connection therewith) or where the issuance price of such Common Stock is subject to reduction in the future or (B) the issuance of Convertible Securities that are convertible into an indeterminate number of shares of Common Stock or where the issuance price of the Common Stock upon conversion or exercise of such Convertible Securities (including, based upon any conversion, exchange or reset formula) changes at any time after the date of issuance of such Convertible Securities, during the period (the "LOCK-UP PERIOD") beginning on the Closing Date and ending one hundred eighty (180) days from the date the Registration Statement (as defined in the Registration Rights Agreement) is declared effective (plus any days in which sales cannot be made thereunder). In addition, subject to the exceptions described in clauses (i) through (vii) of the first sentence of this Section 3.9, the Company will not conduct any equity financing (including debt with an equity component) ("FUTURE OFFERINGS") during the period beginning on the Closing Date and ending one hundred eighty-five (185) days after the end of the Lock-up Period unless it shall have first delivered to Rose Glen, at least fifteen (15) business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof and proposed definitive documentation to be entered into in connection therewith, and providing Rose Glen an option during the ten (10) day period following delivery of such notice to purchase up to Fifty percent (50%) of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this sentence and the preceding sentence are collectively referred to as the "CAPITAL RAISING LIMITATIONS"). In the event the terms and conditions of a proposed Future Offering are amended in any respect after delivery of the notice to Rose Glen concerning the proposed Future Offering, the Company shall deliver a new notice to Rose Glen describing the amended terms and conditions of the proposed Future Offering and Rose Glen thereafter shall have an option during the ten
(10) day period following delivery of such new notice to purchase up to Fifty percent (50%) of the securities being offered on the same terms as contemplated by such proposed Future Offering, as amended. The foregoing sentence shall apply to successive amendments to the terms and conditions of any proposed Future Offering. "STRATEGIC VENTURE" shall mean a venture between the Company and a pharmaceutical or biotechnology company or an Affiliate thereof, the primary purpose of which is not to raise capital in the form of equity (including without limitation through the issuance of warrants, convertible securities, phantom stock rights, stock appreciation rights or other rights with equity features) and pursuant to which the Company contributes or issues securities of the Company valued at less than 50% of the entire contribution of the Company.

         3.9 USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Debentures and the exercise of the Warrants for general corporate purposes and shall not, directly or indirectly, other than in connection with a strategic or research collaboration, use such


                                      18.

proceeds for any loan to or investment in any other corporation, partnership, enterprise or other Person.

         3.10 REIMBURSEMENT. In the event that the Purchaser, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any person, including any Purchaser or stockholders of the Company, in connection with or as a result of (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the Transaction Documents or any other certificate, instrument or document hereby or thereby, or (c) any cause of action, suit or claim brought or made against the Purchaser and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, the Company will reimburse such Purchaser for its legal and other actual out-of-pocket expenses (including the cost of any investigation and preparation) incurred in connection therewith. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliate of the Purchaser and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchaser and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchaser and any such affiliate and any such Person. The Company also agrees that neither the Purchaser or any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of this Agreement or any of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the Purchaser or entity in connection with the transactions contemplated by this Agreement or the Registration Rights Agreement. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of its obligations hereunder which is permissible under applicable law.

         3.11 [RESERVED].

         3.12 TRANSFER AGENT INSTRUCTIONS. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of the Purchaser or its nominee(s), for the Debenture Shares and the Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company in a form acceptable to the Purchaser (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). Prior to registration of the Debenture Shares and Warrant Shares under the Securities Act or the date on which the Debenture Shares and Warrant Shares may be sold without limitation or restriction as to volume pursuant to Rule 144(k), all such certificates shall bear the restrictive legend specified in Section 3.1(b) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.13, and stop transfer instructions to give effect to Section 3.1 hereof, prior to registration of the Debenture Shares and the Warrant Shares under the Securities Act or the date on which the Debenture Shares and


                                      19.

Warrant shares may be sold without limitation or restriction as to volume pursuant to Rule 144(k), will be given by the Company to its transfer agent and that the Debenture Shares and the Warrant Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 3.13 shall affect the Purchaser's obligation and agreement set forth in Section 3.1(b). If the Purchaser provides the Company with an opinion of counsel, in form and substance customary for opinions in comparable transactions, to the effect that a public sale, assignment or transfer of the Debentures, the Debenture Shares, the Warrants and the Warrant Shares may be made without registration under the Securities Act or the Purchaser provides the Company with reasonable assurances that the Debentures, Warrants, the Debenture Shares and the Warrant Shares can be sold without limitation or restriction as to volume pursuant to Rule 144(k), the Company shall permit the transfer, and, in the case of the Debenture Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Purchaser and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers by violating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.13 will be inadequate and agrees, in the event of a beach or threatened breach by the Company of the provisions of this Section 3.13, that the Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

         3.13 FILING OF FORM 8-K. On or before the fourth business day following the Closing Date, the Company shall file a Form 8-K with the Commission describing the terms of the 34. transaction contemplated by this Agreement and the Transaction Documents in the form required by the Exchange Act.

         3.14 FINANCIAL INFORMATION. The Company agrees to send the following reports to each Purchaser until such Purchaser transfers, assigns, or sells all of the Securities: (i) within one (1) day after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (ii) contemporaneously with the making available or giving to the stockholders of the Company, copies of any notices or other information the Company makes available or gives to such stockholders. In addition, the Company agrees to make available to each Purchaser, until such Purchaser transfers, assigns, or sells all of the Securities, within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K.

         3.15 CORPORATE EXISTENCE. So long as a Purchaser beneficially owns any Debentures or Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the successor or acquiring entity and, if an entity different from the successor or acquiring entity, the entity whose capital stock or assets the holders of the Common Stock are entitled to receive as a result of such transaction, in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith (including, but not limited to, the Debentures,


                                      20.

the Warrants and the Registration Rights Agreement) and (ii) is a publicly traded corporation whose Common Stock is listed for trading on Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

         3.16 STOCKHOLDER APPROVAL. The Company shall call a special meeting (the "SPECIAL MEETING") of its stockholders prior to March 31, 2000 for the purpose of allowing its stockholders to vote to approve an increase in the authorized shares of Common Stock of the Company to at least 30,000,000 shares (the "AUTHORIZATION APPROVAL"). The date of the Authorization Approval shall be referred to as the "AUTHORIZATION DATE." The Company shall comply with the filing and the disclosure requirements of Section 14 under the Exchange Act in connection with the solicitation, acquisition and disclosure of the Authorization Approval. The Company represents and warrants that its Board of Directors has approved, and will recommend that the Company's stockholders approve, the proposal contemplated by this Section 3.17 and shall so indicate such recommendation in the proxy statement used to solicit the Authorization Approval. The Company shall use its best efforts to obtain the Authorization Approval. The Company shall use its best efforts to cause its officers and directors to vote in favor of, and to cause its stockholders to approve, the Authorization Approval contemplated by this Section 3.17.

                                    ARTICLE 4

                                   CONDITIONS

         4.1 (a) CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO SELL THE DEBENTURES AND WARRANTS. The obligation of the Company to sell the Debentures and Warrants hereunder is subject to the satisfaction or waiver (with prior written notice to the Purchaser) by the Company, at or before the Closing, of each of the following conditions:

                 (i) ACCURACY OF THE PURCHASER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date;

                 (ii) PERFORMANCE BY THE PURCHASER. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing; and

                 (iii) NO INJUNCTION. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement or the Transaction Documents.

             (b) CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASER TO PURCHASE THE DEBENTURES AND WARRANTS. The obligation of the Purchaser hereunder to acquire and pay for the Debentures and Warrants is subject to the satisfaction or waiver (with prior written notice to the Company) by the Purchaser, at or before the Closing, of each of the following conditions:


                                      21.

                 (i) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date;

                 (ii) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing;

                 (iii) NO INJUNCTION. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement and the Transaction Documents;

                 (iv) NO SUSPENSIONS OF TRADING IN COMMON STOCK. The trading in the Common Stock shall not have been suspended by the Commission or on Nasdaq which suspension shall remain in effect;

                 (v) LISTING OF COMMON STOCK. The Common Stock shall have been at all times since the date hereof, and on the Closing Date shall be, listed for trading on Nasdaq;

                 (vi) REQUIRED APPROVALS. All Required Approvals shall have been obtained;

                 (vii) SHARES OF COMMON STOCK. The Company shall have duly reserved the number of Underlying Shares required by this Agreement and the Transaction Documents to be reserved for issuance upon conversion of the Debentures and the exercise of the Warrants;

                 (viii) CHANGE OF CONTROL. No Change of Control shall have occurred between the date hereof and the Closing Date. "CHANGE OF CONTROL" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act), other than the Purchaser or any of its Affiliates, of in excess of 50% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's Board of Directors which is not approved by those individuals who are members of the Board of Directors on the date hereof in one or a series of related transactions, (iii) the merger of the Company with or into another entity, consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii); and

                 (ix) TRANSFER AGENT INSTRUCTIONS. The Irrevocable Transfer Agent Instructions, in a form acceptable to the Purchaser, shall have been delivered to and acknowledged in writing by the Company's transfer agent.


                                      22.

             (c) DOCUMENTS AND CERTIFICATES. At the Closing, the Company shall have delivered to the Purchaser the following in form and substance reasonably satisfactory to the Purchasers:

                 (i) An opinion of the Company's legal counsel in the form attached hereto as "EXHIBIT D" dated as of the Closing Date;

                 (ii) A Debenture(s) representing the principal amount of Debentures purchased by the Purchaser, registered in the name of such Purchaser, each in form satisfactory to the Purchaser;

                 (iii) A Warrant(s) representing the Warrants purchased by the Purchaser, registered in the name of the Purchaser;

                 (iv) The Company shall have executed and delivered the Registration Rights Agreement;

                 (v) OFFICER'S CERTIFICATE. An Officer's Certificate dated the Closing Date and signed by an executive officer of the Company confirming the accuracy of the Company's representations, warranties and covenants as of such Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.1 as of the Closing Date.

                 (vi) SECRETARY'S CERTIFICATE. A Secretary's Certificate dated the Closing Date and signed by the Secretary or Assistant Secretary of the Company certifying (A) that attached thereto is a true and complete copy of the Certificate of Incorporation of the Company, as in effect on the Closing Date,
(B) that attached thereto is a true and complete copy of the by-laws of the Company, as in effect on the Closing Date and (C) that attached thereto is a true and complete copy of the resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery and performance this Agreement and of the Transaction Documents, and that such resolutions have not been modified, rescinded or revoked.

                                    ARTICLE 5

                                  MISCELLANEOUS

         5.1 FEES AND EXPENSES. Except as set forth in the Registration Rights Agreement and as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Debenture Shares and the Warrant Shares pursuant hereto.

         5.2 ENTIRE AGREEMENT; AMENDMENTS. This Agreement, together with the Exhibits and Schedules hereto and the Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.


                                      23.

         5.3 NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received
(a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if received by 8:00 p.m. EST where such notice is to be received), or on the first business day following such delivery (if delivered on a business day after during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are (i) if to the Company to Geron Corporation, 230 Constitution Drive, Menlo Park, California 94025 attention:
David Greenwood, fax no. (650) 473-7701 with copies to Cooley Godward LLP, 5 Palo Alto Square, 3000 El Camino Real, Palo Alto, CA 94306 attention: Alan C. Mendelson, Esq., fax no. (650) 857-0663 and (ii) if to the Purchaser to the address as set forth on Schedule II hereto with copies to Morgan Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103 attention: James W. McKenzie, Esq., fax no. (215) 963-5299, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         5.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and a majority-in-interest of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. Notwithstanding the foregoing, no such amendment shall be effective to the extent that it applies to less than all of the holders of the Securities. The Company shall not offer or pay any consideration to any Purchaser for consenting to such an amendment or waiver unless the same consideration is offered to each Purchaser and the same consideration is paid to each Purchaser which consents to such amendment or waiver.

         5.5 HEADINGS; INTERPRETIVE MATTERS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. No provision of this Agreement will be interpreted in favor of, or against, any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

         5.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. The Purchaser may assign this Agreement or any rights or obligations hereunder to any Affiliate thereof without the prior written consent of the Company. All assignees must make the representations and warranties set forth in Section 2.2 and otherwise comply with the terms of this Agreement otherwise applicable to its assignor. This provision shall not limit the Purchaser's right to transfer the Securities in accordance with all of the terms of this Agreement or under the Registration Rights Agreement. Prior to the Authorization Date, the Purchaser,


                                      24.

shall not transfer the Securities, or any portion thereof, without obtaining a prior written agreement with such transferee as to the allocation of shares of Common Stock reserved for issuance upon conversion of the Debentures and upon exercise of the Warrants and providing notice to the Company thereof.

         5.7 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         5.8 GOVERNING LAW. This Agreement and the Transaction Documents shall be governed by and interpreted in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in the State of Delaware (without regard to principles of conflict laws). Both parties irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in Delaware with respect to any suit or proceeding based on or arising under this Agreement, the Transaction Documents, the agreements entered into in connection herewith and therewith and the transactions contemplated hereby or thereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. Both parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Both parties further agree that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. Both parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgement or in any other lawful manner.

         5.9 SURVIVAL. The agreements, covenants, representations, warranties and provisions contained in this Agreement shall survive the delivery of the Debentures and the Warrants pursuant to this Agreement and the Closing hereunder and any conversion of the Debentures or exercise of the Warrants.

         5.10 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         5.11 PUBLICITY. The Company and the Purchaser shall consult with each other in issuing any press releases, filings with the SEC, NASD or any stock exchange or interdealer quotation system or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release, filings with the SEC, NASD or any stock exchange or interdealer quotation system or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, rule or regulation, in which such case the disclosing party shall provide the other party


                                      25.

with prior notice of such public statement. The Company shall not otherwise publicly disclose the names of any of the Purchaser without the Purchaser's prior written consent.

         5.12 SEVERABILITY. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.13 REMEDIES. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Purchaser by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions hereunder, that each Purchaser shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

         5.14 PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to the Purchaser hereunder or pursuant to the Registration Rights Agreement or the Purchaser enforces or exercises their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         5.15 FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request to the extent necessary to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         5.16 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.


                                      26.

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the date first indicated above.


                      GERON CORPORATION


                      By: /s/ David L. Greenwood
                          -----------------------------------------------------
                      Name: David L. Greenwood
                      Title:  Chief Financial Officer, Treasurer and Secretary


                      RGC INTERNATIONAL INVESTORS, LDC


                      By: Rose Glen Capital Management, L.P.,
                          Investment Manager

                          By: RGC General Partner Corp.,
                              as General Partner

                          By: /s/ Wayne D. Bloch
                             --------------------------------------------------
                             Name:  Wayne D. Bloch
                             Title:  Managing Director
                             Residence:  Grand Cayman, Cayman Islands


                                      27.